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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): March 5, 1998

                                USX CORPORATION
           ---------------------------------------------------------
            (Exact name of registration as specified in its charter)


   DELAWARE                       1-5153                      25-0996816
State or other                 (Commission                  (IRS Employer
jurisdiction of                File Number)              Identification No.)
incorporation)

        600 GRANT STREET, PITTSBURGH, PA                          15219-4776
    (Address of principal executive offices)                      (Zip Code)

                                 (412) 433-1121
                       ---------------------------------
                        (Registration telephone number,
                              including area code)
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ITEM 5. OTHER EVENTS.

     On March 5, 1998 USX Corporation executed an Underwriting Agreement with Goldman, Sachs & Co., Credit Suisse First Boston Corporation and J. P. Morgan Securities Inc. in connection with the issuance of 6.85% Notes Due 2008 pursuant to a shelf registration statement on Form S-3, File No. 33-52937.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

     1   Underwriting and Pricing Agreements dated March 5, 1998.

     4.1 Establishment Action of the Terms and Rate Committees.

     4.2 Indenture dated as of March 15, 1993.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            USX CORPORATION

                                            By         /s/ E. F. GUNA
                                            ------------------------------------
                                                         E. F. GUNA
                                            Vice President & Treasurer

Dated: March 5, 1998